UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2014

ZAZA ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35432	45-2986089
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 McKinney Street, Suite 2800 Houston, Texas	77010
(Address of principal executive offices)	(Zip Code)

(713) 595-1900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on July 21, 2014, ZaZa Energy Corporation (the “Company”) entered into a that certain Securities Purchase Agreement (the “Securities Purchase Agreement”) with Crede CG III, Ltd. (the “investor”).  Pursuant to the Securities Purchase Agreement, on July 21, 2014, the Company sold warrants to the investor to purchase 361,493 shares of common stock at an exercise price of $11.2036 per share (as adjusted for a 10-for-1 reverse stock split effective August 19, 2014).  The warrants contained a provision that allowed the investor to exchange the warrants for common stock on a cashless basis using a negotiated Black-Scholes formula.  The Company believes that this formula is subject to a 100% cap, meaning that no more than 361,493 shares of common stock are issuable upon exchange.  The investor believes that there is no such cap.

On November 18, 2014, the Company and the investor entered into a settlement agreement (the “Settlement Agreement”) to resolve their disagreement regarding the number of shares issuable upon exchange of the warrants.  Under the Settlement Agreement and in exchange for all of the warrants, the Company has agreed to immediately issue 787,530 shares of common stock to the investor. Also, at a future date, as determined by federal securities laws, the Company will issue an additional 212,470 shares of common stock.  The Company and the investor have also agreed to release each other from all further obligations under the Securities Purchase Agreement and with respect to the warrants.

The foregoing description of the Settlement Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Settlement Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Settlement Agreement, dated November 18, 2014, by and between the Company and Crede CG III, Ltd.
5.1	Opinion of Sidley Austin LLP
23.1	Consent of Sidley Austin LLP (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2014

ZaZa Energy Corporation

By:	/s/ Todd A. Brooks
Todd A. Brooks President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Settlement Agreement, dated November 18, 2014, by and between the Company and Crede CG III, Ltd.
5.1	Opinion of Sidley Austin LLP
23.1	Consent of Sidley Austin LLP (contained in Exhibit 5.1)